Exhibit 99.1

MOR-1	UNITED STATES BANKRUPTCY COURT
CASE NAME:	In re Valence Technology, Inc.	PETITION DATE:	7/12/2012
CASE NUMBER:	12-11580	DISTRICT OF TEXAS:	Western District
PROPOSED PLAN DATE:		DIVISION:

MONTHLY OPERATING REPORT SUMMARY FOR MONTH
MONTH	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
REVENUES (MOR-6)	1,316,272.06	3,134,148.00	3,968,190.16	2,227,053.10
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	87,284.86	(380,729.74)	(181,026.71)	(497,600.02)
NET INCOME (LOSS) (MOR-6)	75,905.59	(391,926.48)	(192,018.70)	(516,270.95)
PAYMENTS TO INSIDERS (MOR-9)	53,600.03	97,225.58	84,425.83	84,959.95
PAYMENTS TO PROFESSIONALS (MOR-9)	45,000.00	40,795.00	246,429.39	58,616.42
TOTAL DISBURSEMENTS (MOR-7)	$1,301,597.76	$5,137,790.77	$4,513,176.38	$5,480,489.14

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED		Are all accounts receivable being collected within terms?	Yes (No)
AS OF SIGNATURE DATE	EXP. DATE	Are all post-petition liabilities, including taxes, being paid within terms?	(Yes) No
		Have any pre-petition liabilities been paid?	Yes (No)
CASUALTY YES (X ) NO ( )	September 30, 2013	If so, describe
LIABILITY YES (X ) NO ( )	September 30, 2013	Are all funds received being deposited into DIP bank accounts?	(Yes) No
VEHICLE YES (X ) NO ( )	September 30, 2013	Were any assets disposed of outside the normal course of business?	Yes (No)
WORKER'S YES (X ) NO ( )	September 30, 2013	If so, describe
OTHER YES (X ) NO ( )	September 30, 2013	Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
		What is the status of your Plan of Reorganization?	In process; formulating the plan of reorganization.

ATTORNEY NAME:	Sabrina Streusand	I certify under penalty of perjury that the following complete
FIRM NAME:	Streusand, Landon & Ozburn LLP	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	811 Barton Springs Road	MOR-9 plus attachments, is true and correct.
Suite 811
CITY, STATE, ZIP:	Austin, TX 78704	SIGNED X _/S/ Donald E. Gottschalk TITLE: Acting Chief Financial Officer
TELEPHONE/FAX:	512-236-9900	(ORIGINAL SIGNATURE)
		Donald E. Gottschalk	November 20, 2012
MOR-1		(PRINT NAME OF SIGNATORY) DATE

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

COMPARATIVE BALANCE SHEETS
ASSETS	FILING DATE*	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	7/12/2012	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
CURRENT ASSETS
Cash	722,092.00	1,623,815.79	830,972.01	617,097.14	985,993.98
Accounts Receivable, Net	10,111,771.00	9,121,999.44	9,437,761.48	9,759,880.73	9,894,927.46
Inventory: Lower of Cost or Market	6,887,264.00	8,325,057.66	8,047,808.68	6,836,157.63	6,257,683.38
Prepaid Expenses	105,063.00	343,780.00	223,129.10	189,004.37	561,467.77
Investments
Cure Payments**				40,000.00	140,000.00
Other ***	28,079.00	28,078.58	28,078.58	306,499.65	270,000.00
TOTAL CURRENT ASSETS	17,854,269.00	19,442,731.47	18,567,749.85	17,748,639.52	18,110,072.59
PROPERTY, PLANT & EQUIP. @ COST	2,228,373.00	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45
Less Accumulated Depreciation	(1,997,313.00)	(2,009,339.96)	(2,019,310.26)	(2,027,902.74)	(2,036,458.18)
NET BOOK VALUE OF PP & E	231,060.00	219,033.49	209,063.19	200,470.71	191,915.27
OTHER ASSETS
1. Tax Deposits	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00
2. Investments in Subsidiaries	6,532,959.00	7,012,289.94	6,587,703.61	7,464,349.89	8,888,550.66
3. Electric/Utility Deposit		37,176.70	42,536.81	44,372.16	44,372.16
4. Security deposits & Other Personal Property Not Already Listed	96,880.00	95,564.71	95,564.71	148,636.42	148,636.42
TOTAL ASSETS	$24,858,325.00	$26,949,953.31	$25,645,775.17	$25,749,625.70	27,526,704.10
* Per Schedules and Statement of Affairs
**Court-approved weekly cure payments totaling $70,000 to Kuehne + Nagel Logistics, NV and $70,000.00 Kuehne + Nagel, Inc.
***Pre-payment for production materials to Tianjin Lishen Batttery Joint-Stock Co., LTD.
MOR-2	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	FILING DATE*	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
EQUITY	7/12/2012	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		3,256,488.40	3,093,183.93	639,974.02	3,188,797.64
PRE-PETITION LIABILITIES
Notes Payable - Secured	69,101,830.00	69,101,830.00	69,101,830.00	69,101,829.80	69,101,829.80
Priority Debt	10,833.00	10,833.00	10,833.00
Federal Income Tax
FICA/Withholding
Unsecured Debt	9,204,733.61	9,204,733.61	9,204,733.61	9,225,833.26	9,226,196.96
Other**				2,923,030.75	2,923,030.75
TOTAL PRE-PETITION LIABILITIES	78,317,396.61	78,317,396.61	78,317,396.61	81,250,693.81	81,251,057.51
TOTAL LIABILITIES	78,317,396.61	81,573,885.01	81,410,580.54	81,890,667.83	84,439,855.15
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72
COMMON STOCK	171,779.77	171,792.59	171,792.59	171,792.59	171,792.59
ADDITIONAL PAID-IN CAPITAL	549,886,180.17	549,922,620.70	549,991,928.45	550,028,573.30	550,055,604.04
RETAINED EARNINGS: Filing Date	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)
RETAINED EARNINGS: Post Filing Date		75,905.59	(316,020.89)	(508,039.59)	(1,024,310.54)
RETAINED EARNINGS: Adjustment for intercompany receivables, payables & investment in foreign subsidiary elimination		(1,277,219.03)	(2,095,473.98)	(2,316,336.88)	(2,599,205.59)
TOTAL OWNER'S EQUITY (NET WORTH)	(53,459,071.61)	(54,623,931.70)	(55,764,805.38)	(56,141,042.13)	(56,913,151.05)
Total LIABILITIES & OWNERS EQUITY	$24,858,325.00	$26,949,953.31	$25,645,775.16	$25,749,625.70	27,526,704.10
 * Per Schedules and Statement of Affairs
**Pre-petition general ledger accrued expenses

MOR-3	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012-09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
TRADE ACCOUNTS PAYABLE	107,476.70	70,198.59	107,579.38	300,514.04
TAX PAYABLE
Federal Payroll Taxes	28,458.65	39,681.67	45,224.65	44,977.67
State Payroll Taxes	1,682.04	2,275.13	2,568.07	2,556.27
Ad Valorem Taxes	146.74	146.74
Other Taxes	1,543.19	701.16	684.04	2,175.05
TOTAL TAXES PAYABLE	31,830.62	42,804.70	48,476.76	49,708.99
Debtor-in-Possession Financing	N/A	N/A		2,532,996.57
ACCRUED INTEREST PAYABLE	N/A	N/A	1,701.90	7,755.44
ACCRUED PROFESSIONAL FEES*	172,759.99	122,497.50	10,354.50	111,347.29
OTHER ACCRUED LIABILITIES
1. See attached Exhibit A	2,944,421.09	2,857,683.14	471,861.48	186,475.31
2.
3.
TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,256,488.40	$3,093,183.93	$639,974.02	$3,188,797.64
* Amount restricted to court-approved professionals
MOR-4	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

			AGING OF POST-PETITION LIABILITIES
			MONTH	October 31, 2012

DAYS	TOTAL	TRADE	FEDERAL	STATE	AD VALOREM,	OTHER
		ACCOUNTS	TAXES	TAXES	OTHER TAXES
0-30	3,153,434.17	265,150.57	44,977.67	2,556.27	2,175.05	2,838,574.61
31-60	21,833.37	21,833.37
61-90	13,530.10	13,530.10
91+
TOTAL	$3,188,797.64	$300,514.04	$44,977.67	$2,556.27	$2,175.05	$2,838,574.61

			AGING OF ACCOUNTS RECEIVABLE

MONTH	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012

0-30 DAYS	1,178,943.84	3,033,959.88	3,963,069.92	2,182,852.01
31-60 DAYS	4,033,882.35	975,630.13	1,819,159.45	3,691,032.60
61-90 DAYS	11,189.95	1,745,351.79		345,975.35
91+ DAYS	3,897,983.30	3,682,819.68	3,977,651.36	3,675,067.50
TOTAL	$9,121,999.44	$9,437,761.48	$9,759,880.73	$9,894,927.46

MOR-5	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

	STATEMENT OF INCOME (LOSS)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	DATE
REVENUES (MOR-1)	1,316,272.06	3,134,148.00	3,968,190.16	2,227,053.10			10,645,663.32
TOTAL COST OF REVENUES	796,930.61	2,465,606.87	3,083,624.26	1,927,556.07			8,273,717.81
GROSS PROFIT	519,341.45	668,541.13	884,565.90	299,497.03			2,371,945.51
OPERATING EXPENSES:
Selling & Marketing	70,901.36	164,235.20	98,979.44	75,719.14			409,835.14
General & Administrative	236,481.17	637,456.99	503,881.76	514,486.74			1,892,306.66
Insiders Compensation	53,600.03	97,225.58	84,425.83	84,959.95			320,211.39
Professional Fees	45,000.00	40,795.00	246,429.39	58,616.42			390,840.81
Research & Development	26,074.03	109,558.10	131,876.19	63,314.80			330,823.12
Other
TOTAL OPERATING EXPENSES	432,056.59	1,049,270.87	1,065,592.61	797,097.05			3,344,017.12
INCOME BEFORE INT, DEPR/TAX (MOR-1)	87,284.86	(380,729.74)	(181,026.71)	(497,600.02)			(972,071.61)
INTEREST EXPENSE REVERSAL			(4,286.00)				(4,286.00)
DEPRECIATION	6,359.24	9,970.30	8,592.48	8,555.44			33,477.46
OTHER (INCOME) EXPENSE*	(204.04)	(31.10)	(10.67)	7,745.13			7,499.32
OTHER ITEMS**	5,224.06	1,257.54	6,696.18	2,370.36			15,548.14
TOTAL INT, DEPR & OTHER ITEMS	11,379.27	11,196.74	10,991.99	18,670.93			52,238.93
NET INCOME BEFORE TAXES	75,905.59	(391,926.48)	(192,018.70)	(516,270.95)			(1,024,310.54)
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)	$75,905.59	$(391,926.48)	$(192,018.70)	$(516,270.95)			$(1,024,310.54)
Accrual Accounting Required, Otherwise Footnote with Explanation.
* Includes interest income and DIP Loan Associated Fees
** Includes realized and unrealized gains and losses on foreign currency transactions
MOR-6	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

CASH RECEIPTS AND	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	DATE
1. CASH-BEGINNING OF MONTH	$722,091.73	$1,623,815.79	$830,972.01	$617,097.14			$722,091.73
RECEIPTS:
2. CASH SALES	39,815.65	118,975.84	23,175.26	14,377.09			196,343.84
3. COLLECTION OF ACCOUNTS RECEIVABLE	2,163,506.17	2,718,765.49	3,647,415.37	2,082,817.80			10,612,504.83
4. LOANS & ADVANCES ***			600,000.00	3,600,000.00			4,200,000.00
5. SALE OF ASSETS
6. OTHER (attach list) - See Attached Exhibit B		1,507,205.66	28,710.88	152,191.09			1,688,107.63
TOTAL RECEIPTS**	2,203,321.82	4,344,946.99	4,299,301.51	5,849,385.98			16,696,956.30
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
7. NET PAYROLL	128,863.59	278,656.12	261,685.45	360,776.76			1,029,981.92
8. PAYROLL TAXES PAID	44,629.25	89,926.43	92,187.34	85,353.48			312,096.50
9. SALES, USE & OTHER TAXES PAID		7,017.49	17.07	655.42			7,689.98
10. SECURED/RENTAL/LEASES	35,427.06	35,427.06	35,427.06	33,983.00			140,264.18
11. UTILITIES & TELEPHONE	28,612.95	22,670.79	22,097.51	26,753.99			100,135.24
12. INSURANCE	55,288.02	56,918.68	55,592.95	401,621.87			569,421.52
13. INVENTORY PURCHASES	322,744.40	1,188,050.64	1,080,000.00	1,620,000.00			4,210,795.04
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT		24,686.76	2,415.85	10,683.34			37,785.95
16. REPAIRS, MAINTENANCE & SUPPLIES	5,342.36	19,401.72	7,218.17	48,407.84			80,370.09
17. ADMINISTRATIVE & SELLING	74,240.35	142,771.07	117,683.95	180,450.97			515,146.34
18. OTHER (attach list) - See Attached Exhibit C	557,316.78	3,122,657.01	2,467,025.59	2,528,570.17			8,675,569.55
TOTAL DISBURSEMENTS FROM OPERATIONS	1,252,464.76	4,988,183.77	4,141,350.94	5,297,256.84			15,679,256.31
19. PROFESSIONAL FEES	49,133.00	89,607.00	246,429.39	58,616.42			443,785.81
20. U.S. TRUSTEE FEES				13,000.00			13,000.00
21. OTHER REORGANIZATION EXPENSES (attach list) *Exhibit D		60,000.00	125,396.05	111,615.88			297,011.93
TOTAL DISBURSEMENTS**	1,301,597.76	5,137,790.77	4,513,176.38	5,480,489.14			16,433,054.05
22. NET CASH FLOW	901,724.06	(792,843.78)	(213,874.87)	368,896.84			263,902.25
23. CASH - END OF MONTH (MOR-2)	$1,623,815.79	$830,972.01	$617,097.14	$985,993.98			$985,993.98
* Applies to Individual debtors only
MOR-7	**Numbers for the current month should balance (match)	Revised 07/01/98
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

	CASH ACCOUNT RECONCILIATION
	MONTH OF	October, 2012

BANK NAME
ACCOUNT NUMBER	#0351049270	#3300298835	#	#486-02092-14 RR ZGQ
ACCOUNT TYPE	OPERATING	PAYROLL**	TAX	OTHER FUNDS***	TOTAL
BANK BALANCE	721,572.04	4,612.81		30,724.32	756,909.17
DEPOSITS IN TRANSIT
OUTSTANDING CHECKS	140,110.70				140,110.70
ADJUSTED BANK BALANCE	$581,461.34	$4,612.81		$30,724.32	$616,798.47
BEGINNING CASH - PER BOOKS	581,461.34	4,911.48		30,724.32	617,097.14
RECEIPTS*	5,697,205.16			152,180.82	5,849,385.98
TRANSFERS BETWEEN ACCOUNTS
WITHDRAWAL OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS*	5,479,555.47	298.67		635.00	5,480,489.14
ENDING CASH - PER BOOKS	$799,111.03	$4,612.81		$182,270.14	$985,993.98

MOR-8	*Numbers should balance (match) TOTAL RECEIPTS and	Revised 07/01/98
TOTAL DISBURSEMENTS lines on MOR-7

** Employee Funded Health Savings Account

***Petty Cash, Credit Card Holding Accounts, Investment Account Silicon Valley Bank Securities, Fortis Bank VAT Refund Account, SVB Creditors Committee Deposit, and Foreign Bank Monthly Foreign Exchange

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME/COMP TYPE	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012

1. Adleman, Randall - Wages	10,666.68	16,666.68	16,666.68	16,666.68
2. Gottschalk, Donald - Wages	8,266.67	12,916.67	12,916.67	12,916.67
3. Kanode, Robert - Wages	13,333.33	20,833.33	20,833.33	20,833.33
4. Lim, Khoon Cheng - Wages	10,666.68	16,666.68	16,666.68	16,666.68
5. Williams, Roger A. - Wages	10,666.68	16,666.68	16,666.68	16,666.68
6. Adleman, Randall - Contracted Bonus		8,122.10
7. Adleman, Randall - Expense Reimbursement		2,199.25	387.41	374.22
8. Gottschalk, Donald - Expense Reimbursement		1,670.83	207.22	401.97
9. Kanode, Robert - Expense Reimbursement		68.00	81.16
10. Williams, Roger A. - Expense Reimbursement		1,415.36		433.72
TOTAL INSIDERS (MOR-1)	$53,600.03	$97,225.58	$84,425.83	$84,959.95

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012

1. Bridgepoint Consulting LLC		40,000.00	37,873.58
2. PMB Helin Donovan, LLP	45,000.00
3. Lung Tin Int'l Patent & Trademark			5,098.30	9,364.53
4. McFadden, Fincham		795.00		4,574.70
5. Streusand, Landon & Ozburn LLP			184,590.86
6. Virtual CFO			16,432.93
7. VMW Accountants			2,433.72	940.36
8. KIM & CHANG				1,587.24
9. KRAUS & WEISERT				10,232.85
10. MIURA & ASSOCIATES				5,691.74
11. WELLS, ST. JOHN PS				1,225.00
12. Wilson Sonsini Goodrich & Rosati				25,000.00
TOTAL PROFESSIONALS (MOR-1)	$45,000.00	$40,795.00	$246,429.39	$58,616.42

MOR-9	Revised 07/01/98

EXHIBIT A - Other Accrued Expenses as of October 31, 2012
CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	Post Petition Liability
AT&T PO BOX 6463 CAROL STREAM , IL 60197 Account # 4776758	Telecommunication	2,351.54
GemCap Lending I, LLC 24955 Pacific Coast Highway 3 A202 Malibu, CA 90265 Account # NA	DIP Financing - Accrued fees	4,594.93
JOHN R. AMES, CTA DALLAS COUNTY TAX OFFICE P.O. BOX 139066 DALLAS, TX 75313 Account # 99100503135000000	Property tax	2,416.76
MARY MCGUFFEY CITY OF COPPELL P.O. BOX 9478 COPPELL, TX 75019 Account #99100503135000000	Property tax	642.84
METAL CONVERSION TECH. LLC 1 E.PORTER STREET CARTERSVILLE, GA 30120 Account # NA	Disposal of hazardous material	12,300.00
MICHELE W. SHAFE 12500 S. GRAND CENTRAL PARKWAY, 2ND FLOOR LAS VEGAS, NV 89155 Account # 03177499	Property tax	4,383.26
Office of the US Trustee 903 San Jacinto Blvd #230 Austin , TX 78701 Case # 12-11580	Bankruptcy administration	4,333.33
ROUND ROCK TAX OFFICE TAX ASSESSOR COLLECTOR 1311 ROUND ROCK AVENUE ROUND ROCK, TX 78681 Account # P1947040393823	Property tax	10,532.30
SILICON VALLEY BANK P.O. BOX 7078 CROSSLANES, WV 25356 Account # 5478 5400 1011 2842	Corporate credit card	14,615.77
STREUSAND, LANDON & OZBURN LLP 811 BARTON SPRINGS RD SUITE 811 AUSTIN, TX 78704 Account # 01191-0001	Legal	157,119.00
TAMCO CAPITAL CORPORATION P.O. BOX 956591 SAINT LOUIS, MO 63195 Account # 1114914	Office phone system rental	2,292.86
Unisiti 21/F, POS PLAZA 1600 CENTURY AVE PU DONG SHANGHAI Account # PXMB047	Telecommunication- China	13,902.09
WILLIAMSON COUNTY TAX OFFICE 904 SOUTH MAIN STREET GEORGETOWN, TX 78626 Account # P468793	Property tax	9,148.97
	Total	238,633.66

EXHIBIT A - Received but not Invoiced as of October 31, 2012
CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	Post-Petition	Pre-Petition
BROOKSIDE TECHNOLOGY PARTNERS 15500 ROOSEVELT BLVD , SUITE 101 CLEARWATER, FL 33760 Account # NA	Telecommunication	4,871.25
OFFICE DEPOT P.O. BOX 70001 LOS ANGELES, CA 90074 Account # 89434936	Office supplies	313.06
MOUSER ELECTRONICS P.O. BOX 99319 FORT WORTH, TX 76199 Account # 1709746	Conn, DB9 Female	93.00
VWR INTERNATIONAL, INC. P. O. BOX 640169 PITTSBURGH, PA 15264-0169 Account # 80005343	Lab supplies	49.21
	Total	5,326.52

General Ledger Accruals for Estimated Expenses as of October 31, 2012
Ledger account	Account name	Post-Petition	Pre-Petition
12012	Current portion - Deferred rent	1,884.00	40,056.00
12101	Garnishments payable	0.00	0.00
12102	Payroll clearing	91,166.39	(58,794.88)
12103	Accrued vacation	(15,052.79)	261,094.31
12105	Medical insurance payable	1,274.38	-535.96
12107	401(k) payable	5,611.24	2,641.10
12108	Bonus payable	21,631.66	141,960.03
12109	SAR liability	0.00	0.00
12210	Warranty reserve	(94,532.52)	1,124,919.97
12211	Extended warranty reserve	(3,288.60)	6,577.40
12221	Dividend payable	5,661.37	1,162,939.77
12303	Customer deposits	(3,935.00)	17,945.01
12310	Reserve for customer rebates	(53,925.00)	203,275.00
12706	Deferred rent	(13,980.00)	20,953.00
	Total	(57,484.87)	2,923,030.75

	Grand Total	186,475.31

MOR-7

EXHIBIT B - Other Cash Receipts October 2012
Date	Subsidiary/Company	Description	Amount
Transfer Between Accounts:
10/1/2012	Fortis Bank, Belgium	Transfer of VAT Receivable into Fortis Bank Account, Belgium	51,674.34
Interest Earned:
10/1/2012	Silicon Valley Bank	Interest earned on CD deposit account held at Silicon Valley Bank	10.27
10/5/2012	Silicon Valley Bank	Interest paid on Silicon Valley Bank Investment account	0.04
Other Receipts:
10/17/2012	Silicon Valley Bank	Creditor's Committee Deposit	100,000.00
Foreign Exchange Adjustment
10/31/2012	Fortis Bank, Belgium	End of Month Foreign Exchange Adjustment	506.44
			$152,191.09

MOR-7

EXHIBIT C - Other Cash Disbursements October 2012
Payments to Subsidiaries or Payments on Behalf of Subsidiaries
Date	Subsidiary/Company	Description	Amount
10/9/2012	VALENCE (SIP) - VET	Wire Transfer sent to Valence VET for purchase of finished goods	500,000.00
10/24/2012	VALENCE (SIP) - VET	Wire Transfer sent to Valence VET for purchase of finished goods	1,000,000.00
10/19/2012	Pay Check Limited	Transfer to Pay Check LTD, foreign payroll processing company for payment of foreign subsidiary (Valence Technology Cayman Islands, Inc) employee wages & taxes	43,627.73
10/9/2012	VALENCE CAYMAN INC.	Transfer to UK Subsidiary for Operational Expenses	72,270.00
10/5/2012	VALENCE (SIP) - VET	Payment of Telephone Expense Valence VET	6,115.88
			$1,622,013.61
Customer Payments Remitted to GemCap for Payment on Loan
Date	Subsidiary/Company	Description	Amount
10/31/2012	GemCap Lending I, LLC	Accounts Receivable payments transferred to GemCap	806,556.56
			$ 806,556.56
Cure Payments Remitted
Date	Subsidiary/Company	Description	Amount
10/5/2012	KUEHNE & NAGEL LOGISTICS NV	3rd Weekly Cure Payment	10,000.00
10/12/2012	KUEHNE & NAGEL LOGISTICS NV	4th Weekly Cure Payment	10,000.00
10/22/2012	KUEHNE & NAGEL LOGISTICS NV	5th Weekly Cure Payment	10,000.00
10/25/2012	KUEHNE & NAGEL LOGISTICS NV	6th Weekly Cure Payment	10,000.00
10/31/2012	KUEHNE & NAGEL LOGISTICS NV	7th Weekly Cure Payment	10,000.00
10/5/2012	KUEHNE & NAGEL, INC.	3rd Weekly Cure Payment	10,000.00
10/12/2012	KUEHNE & NAGEL, INC.	4th Weekly Cure Payment	10,000.00
10/22/2012	KUEHNE & NAGEL, INC.	5th Weekly Cure Payment	10,000.00
10/25/2012	KUEHNE & NAGEL, INC.	6th Weekly Cure Payment	10,000.00
10/31/2012	KUEHNE & NAGEL, INC.	7th Weekly Cure Payment	10,000.00
			$100,000.00

	Total Other Payments		$2,528,570.17

MOR-7

EXHIBIT D - Other Reorganization Expenses October 2012
Date	Vendor	Description	Amount
10/18/2012	GemCap Lending I, LLC	Interest and Fees	4,525.53
10/18/2012	GemCap Lending I, LLC	Reimbursement to GemCap for legal fees	7,090.35
10/17/2002	SVB Deposit	Accrued Fees for Creditor Committee Counsel	100,000.00
			$ 111,615.88